UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2021

ASTREA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39996	85-2609730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ocean Lane Drive, Apt. 3021, Key Biscayne, Florida 33149

(Address of Principal Executive Offices) (Zip Code)

(347) 607-8025

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of common stock and one-half of one redeemable warrant	ASAXU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	ASAX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ASAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on August 9, 2021, Astrea Acquisition Corp., a Delaware corporation (“Astrea”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Astrea, Peregrine Merger Sub, LLC, a Florida limited liability company and direct, wholly-owned subsidiary of Astrea (“HotelPlanner.com Merger Sub”), Lexyl Travel Technologies, LLC, a Florida limited liability company (“HotelPlanner.com”), Double Peregrine Merger Sub, LLC, a Florida limited liability company and direct, wholly-owned subsidiary of HotelPlanner.com (“Reservations.com Merger Sub”), and Benjamin & Brothers, LLC, a Florida limited liability company (“Reservations.com”).

On October 18, 2021, HotelPlanner.com issued a press release regarding a new product offering. A copy of the press release is attached as Exhibit 99.1.

Additionally, John Prince, Co-Founder & President of HotelPlanner.com, will be a panelist at the Phocuswright Conference 2021 to be held on November 16, 2021 at which he will participate in an Executive Roundtable discussion on “SPACs and the Future of Travel Investing.”

The information set forth in this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

Neither Astrea, HotelPlanner.com, Reservations.com nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the Transactions. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions.

The exhibit furnished herewith includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed Transactions between Astrea, HotelPlanner.com, and Reservations.com including statements regarding the benefits of the Transactions, the anticipated timing of the Transactions, the business of HotelPlanner.com and the markets in which it operates. Astrea’s, HotelPlanner.com’s, and Reservations.com’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Astrea’s, HotelPlanner.com’s, and Reservations.com’s expectations with respect to future performance and anticipated financial impacts of the proposed Transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Many of these factors are outside the control of Astrea, HotelPlanner.com, and Reservations.com and are difficult to predict. Factors that may cause such differences include, but are not limited to: the risk that the benefits of the Transactions may not be realized; the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Astrea’s securities; the failure to satisfy the conditions to the consummation of the Transactions, including the failure of Astrea’s stockholders to approve and adopt the Merger Agreement or the failure of Astrea to satisfy the Minimum Cash Condition (as defined in the Merger Agreement) following redemptions by its stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be initiated following announcement of the Transactions; the combined company’s continued listing on Nasdaq; the risk that the proposed transaction disrupts current plans and operations of HotelPlanner.com and/or Reservations.com as a result of the announcement and consummation of the Transactions; costs related to the Transactions; changes in applicable laws or regulations; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; the impact of COVID-19 or other adverse public health developments; and other risks and uncertainties that will be detailed in the Proxy Statement and as indicated from time to time in Astrea’s filings with the Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Astrea, HotelPlanner.com, and Reservations.com caution that the foregoing list of factors is not exclusive. Astrea, HotelPlanner.com, and Reservations.com caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Astrea, HotelPlanner.com, nor Reservations.com undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This document is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and does not constitute an offer to sell, buy, or exchange or the solicitation of an offer to sell, buy, or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law.

In connection with the proposed transaction between Astrea, HotelPlanner.com and Reservations.com, Astrea has filed a preliminary Proxy Statement with the SEC. Astrea plans to mail the definitive Proxy Statement to its stockholders in connection with the Transactions. INVESTORS AND SECURITYHOLDERS OF ASTREA ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HOTELPLANNER.COM, RESERVATIONS.COM ASTREA, THE TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by Astrea through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC on Astrea’s website at https://astreaacquisitioncorp.com

Participants in the Solicitation

Astrea, HotelPlanner.com Reservations.com and certain of their respective directors, executive officers, managers, members, and employees may be considered to be participants in the solicitation of proxies in connection with the Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Astrea in connection with the Transactions, including a description of their respective direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Astrea’s directors and executive officers can also be found in Astrea’s final prospectus dated February 3, 2021 and filed with the SEC on February 4, 2021. These documents are available free of charge as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2021	ASTREA ACQUISITION CORP.

	By:	/s/ Jose Luis Cordova
Jose Luis Cordova
Chief Financial Officer

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